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         SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

                      Form 8-K

                   CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF
         THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 21, 1999


                       Patapsco Bancorp, Inc.
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       (Exact Name of Registrant as Specified in Charter)



      Maryland                  0-28032          52-1951797
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
of Incorporation)             File Number)   Identification No.)


1301 Merritt Boulevard, Dundalk, Maryland           21222-2194
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(Address of Principal Executive Offices)            (Zip Code)


      Registrant's telephone number, including area code:
                          (410) 285-1010


                           Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS
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     On July 21, 1999, the Board of Directors of the Registrant
announced that it was commencing a stock repurchase program to acquire up to 17,000 shares of its common stock, representing approximately 5% of the outstanding common stock of the Registrant. Further information regarding the stock repurchase is set forth in portions of a press release dated July 21, 1999, attached as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
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         AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

     Exhibit No.         Description
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        99               Portions of the Press Release, dated
                         July 21, 1999



                                2

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                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                PATAPSCO BANCORP, INC.




Date:  September 1, 1999        By: /s/ Joseph J. Bouffard
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                                   Joseph J. Bouffard
                                   President